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                                                                      EXHIBIT 10


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the use in the Statement of Additional Information of the Vista Capital Advantage Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for FS Variable Annuity Account Two of First SunAmerica Life Insurance Company, of our report dated April 15, 2005, relating to the financial statements of First SunAmerica Life Insurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the incorporation by reference of our report dated December 17, 2004, relating to the financial statements of FS Variable Annuity Account Two at August 31, 2004, and for each of the two years in the period ended August 31, 2004. We also consent to the incorporation by reference of these reports into the Vista Capital Advantage Variable Annuity Prospectus, which is included in this Registration Statement. We also consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.




PricewaterhouseCoopers LLP
Los Angeles, California
April 29, 2005